QUARTERLY REPORT
                               DECEMBER 31, 1999

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.

                                                                January 27, 2000

Dear Fellow Shareholder:

  When not in the office researching securities, your management team can occasionally be found at one of our local gymnasiums, playing a pickup game of basketball for relaxation. Frankly, we're pretty decent, and during such games, an oft-sited refrain on the basketball court is the phrase, "nothing but net!" Of late, that same refrain is uttered around our office, with the tag on "nothing but net!" (as in internet), "technology!" and "telecom!" These three sectors have been the driving forces in the stock market for the past 24 months. Candidly, as you are aware, it has been a very difficult time for a value manager such as Fiduciary Management. In 1999, we experienced modest single digit gains in our stocks, well behind the major averages such as the S&P 500 and Dow, and significantly behind the Nasdaq, which is a technology- and Internet-laden Index. Technology and Internet stocks currently represent about 32% of the S&P 500 Index, up from only 7.5% in 1992, when this sector was viewed negatively. The last time any industry had this large a weighting in the S&P 500 Index was 1980, when the energy sector represented 27.1% of the S&P 500 Index. That represented the peak in valuations for energy stocks as well as the beginning of a significant period of under-performance for that sector; today, after years of struggling, the energy sector makes up 6% of the S&P 500 Index.

  Technology and Internet securities represent approximately 52% of the Nasdaq Index today -- the largest industry weighting ever. While we certainly believe in, and embrace the world of technology, and particularly the Internet, we just can't embrace the valuations. Our 32 years of investing, if anything, has taught us one thing: valuation does matter, and those that don't pay attention to valuations, but rather get caught up in the "mania of the moment" are destined to eventually suffer significant erosion of capital.

  Barton Biggs, the chief investment strategist at Morgan Stanley, probably summed it up best when he said, "The technology, Internet and telecom craze has gone parabolic in what is one of the great, if not the greatest manias of all times. We understand the net, and its implications for this economy, we just don't understand the valuations. The history of investing in 'paradigm-changing industries' such as today's Internet, has almost always been profoundly based on revolutionary developments that eventually do change the world. However, without exception, the bubble stage of the craze ends with a massive destruction of wealth." We couldn't agree more with Mr. Biggs. Our investing history has allowed us to witness the go-go investing era of the late 1960's, the Nifty Fifty bubble in the 1972 market, the energy stock mania in the early 1980's (remember the $100 per barrel oil predictions?), the personal computer craze of the 1982-83 period, and bio-tech bubble in the late 1980's. All of those had one common thread; the market, and investors, perceived a new paradigm, and valuations went to extreme levels. They all ended in the same fashion, however, with significant declines in share values. But nothing in the last 100 years rivals the valuations placed on big cap technology, Internet, and telecommunications companies in today's market. The specter of riches and quick profits lure investors in increasing numbers (5.4 million day traders, according to Charles Schwab) into the investment arena. Suddenly, and for some yet unknown reason, a few of the investors will head toward the exit; then, the rest of the investment wildebeests will charge for the door. Greed turns into panic, and share prices ultimately crumble. In what we consider the Bible for investment managers, Ben Graham's The Intelligent Investor, the investment process is defined as follows: "The investment operation is one which, upon thorough analysis, promises safety of principal and an adequate return. Operations not meeting these requirements are speculation." In the aforementioned sectors of today's market, we can find no instances of the first part of this definition present, but we can find plenty of speculation. In fact, in today's investment environment, we find only a continuation of the momentum investing theme which has been present for the last two years, when investors buy only those securities that are moving up in price, with little consideration for the underlying valuations as Mr. Graham would define them.
The momentum investors continue to funnel money into those securities and sectors which are working, and that list of stocks that have continued to work is getting shorter and shorter.

  In 1999, over half of the stocks in the Nasdaq and Russell 2000 Indices were down, as were 61% of those securities on the New York Stock Exchange. According to Bob Farrell of Merrill Lynch, "In late 1999, companies with no earnings advanced an average of 52%; the average stock with earnings declined by 2%." Most stocks have gone nowhere for the last two years - in fact, the average stock has been in a bear market for the past 2 years.

  One final anecdotal point, with regard to the Internet. As we indicated, there is no question that the Internet and its impact on all of our lives is significant and sustainable. As value investors, however, we can not reconcile this impact with the valuations being placed upon these companies. Wall Street, however, has chosen to look beyond any semblance of investment reality, and fund Internet companies in an unprecedented way. In a recent Barron's article, Mary Meeker of Morgan Stanley, who is the acknowledged guru of Internet investing, herself admits that valuations for many of these stocks are probably at peak levels, and are unsustainable. As she stated, "When 59% of all venture capital flows into one industry, as it has done through the first nine months of 1999, one has to be at least somewhat cautious." While perusing the most recent Amazon quarterly report and 10Q, we found it interesting that the Company stated the following: "Although our revenues have grown, we cannot sustain our current rate of growth. Our growth rate will certainly decrease in the future. We will continue to incur substantial operating losses for the foreseeable future, and these losses may be significantly higher than our current losses. In addition, we have significant indebtedness, and we may not be able to meet our debt service obligations. If our cash flow is inadequate, we could face substantial liquidity problems. If we are unable to generate sufficient cash flow for required payments, we will be in default."

  At the current rate at which Amazon is burning cash, they will be out of money somewhere between June and September of this year. As long as Wall Street continues to fund the Company as it did recently with a convertible debt offering, Amazon will continue to fuel its revenue growth. We would never submit our capital, or yours, to this kind of risk; these types of stocks simply do not pass Mr. Graham's "safety of principal" test. We've seen this "movie" before and the ending is unhappy. For calendar 1999, the Fiduciary Capital Growth Fund appreciated 6.5%. The annualized rates of return are reflected in Figure 1.

                                    FIGURE 1

                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS

 Fiduciary Capital Growth Fund      6.50%      9.33%     14.12%      11.87%
 Russell Value Index               -1.49%      6.69%     13.14%      12.46%
 Russell Growth Index              43.09%     17.83%     18.99%      13.51%
 Russell 2000 Index                21.26%     13.08%     16.69%      13.40%

  The graph in Figure 2 depicts the significant divergence between the growth and value components of the Russell 2000. The same phenomena that have fueled the S&P 500 and the Nasdaq advances of the past several years have also been prevalent in the Russell Indices, i.e. technology, telecommunications, and the Internet. Specifically, the top 50 contributors to the Russell 2000 in 1999 had 45 representatives in these three areas. The median multiple in those 50 companies is 99 times earnings and 16.1 times sales. (By comparison, your portfolio sells at 14.5 times 1999 earnings, and 12.0 times 2000 earnings, and roughly 1.14 times sales.) Those 50 top performing companies in the Russell 2000 Index experienced a cumulative gain of almost 40% in 1999, which is to say that the other 1,950 companies in the Russell were collectively down about 20%
on average.   It was the same with almost every index; a very small handful of companies accounted for the performance, and those companies tended to be the most expensive companies in the marketplace. It is also interesting to note that these 50 companies in the Russell 2000 cumulatively lost almost $900 million in the last 12 months. As Keith Mullins, Chief Investment Strategist at Salomon Smith Barney recently stated, "The best investment strategy for 1999 has been to invest in companies that lose money."

                                    FIGURE 2

                   RUSSELL 2000 GROWTH VS. RUSSELL 2000 VALUE
                              (12/31/98-12/31/99)

             Date                 R2000 Growth             R2000 Value

          12/31/98                  $100.00                  $100.00
           1/31/99                  $104.50                   $97.73
           2/28/99                   $94.94                   $91.06
           3/31/99                   $98.32                   $90.31
           4/30/99                  $107.00                   $98.55
           5/31/99                  $107.17                  $101.58
           6/30/99                  $112.82                  $105.26
           7/31/99                  $109.33                  $102.76
           8/31/99                  $105.24                   $99.00
           9/30/99                  $107.27                   $97.02
          10/31/99                  $110.02                   $95.08
          11/30/99                  $121.65                   $95.58
          12/31/99                  $143.09                   $98.51

  When we look back at the second half of 1999, after a very strong second quarter when your portfolio was up in excess of 20%, we can draw a couple of conclusions with regard to what happened. The table below details the growth rate in earnings for the S&P 500, and for the companies in your portfolio:

  As discussed in our September quarterly report, our companies' growth rates, as seen in the table in Figure 3, began to accelerate from their 8.2% rate of growth in 1998, and remained at double-digit rates throughout all of 1999. Interestingly, however, the growth rate slowed in the third and fourth quarter for our companies, and was not as strong as the S&P 500 in the final six months of this year. In discussions with our companies, there was a slowdown in business, much of which can be related and traced to the concerns about Y2K, particularly in 1999's fourth quarter. Additionally, rising interest rates had an adverse affect on our stocks in the last half of the year. However, most of our companies expect very strong growth in 2000. After recent discussions with each one of our managements and reasonably conservative analysis, we expect earnings to grow 17.8% in 2000, versus Merrill Lynch's estimate of about 11-12% for operating earnings in the S&P 500. While estimates are often precarious, and sometimes wide of the mark, our contacts with all of our companies indicate that this is a reasonable expectation for the year 2000. IF WE ARE CORRECT, YOUR PORTFOLIO WOULD BE GROWING ALMOST 50% FASTER THAN THE S&P 500, YET SELLING AT A MULTIPLE OF 12 TIMES NEXT YEAR'S EARNINGS, LESS THAN HALF THE VALUATION OF THE S&P 500. On a relative basis, this would be one of the most attractive levels at which your portfolio has sold in the last 25 years. While certainly not guaranteeing anything, previous episodes of such extreme relative valuation gaps have been the precursor of strong investment results.

                                    FIGURE 3

                               S&P 500           S&P 500         FUND CHANGE
         PERIOD               OPERATING        CHANGE FROM       FROM PRIOR
                               EARNINGS        PRIOR YEAR           YEAR

    1st Quarter 1998           $10.85             1.4%             11.1%
    2nd Quarter 1998           $11.50             1.6%              9.1%
    3rd Quarter 1998           $10.68            -4.9%              4.6%
    4th Quarter 1998           $11.76             2.3%              8.0%
      Calendar 1998            $44.79             0.1%              8.2%
    1st Quarter 1999           $11.41             5.2%             10.4%
    2nd Quarter 1999           $12.75            10.9%             14.7%
    3rd Quarter 1999           $12.93            21.1%             13.4%
 4th Quarter 1999 (Est.)       $13.83            17.6%             11.1%
  Calendar 1999 (Est.)         $50.92            13.7%             12.4%
  Calendar 2000 (Est.)         $56.06           11-12%             17.8%

Fiduciary Management, Inc. estimates.

  In that regard, we are often asked what our expectations are for our portfolio going forward. Recall the table in Figure 4, similar to that which we used in our shareholder letter dated October, 1999:

                                    FIGURE 4

  PRICE/                YOUR PORTFOLIO - EARNINGS PER SHARE GROWTH
 EARNINGS       ----------------------------------------------------------
  RATIO            6.00%     9.00%    12.00%    14.00%    16.00%    18.00%
  -----          ------    ------    ------    ------    ------    ------
    9             -3.91%    -1.19%     1.53%     3.35%     5.16%     6.97%
    12             1.78%     4.66%     7.55%     9.47%    11.39%    13.31%
    15             6.43%     9.44%    12.45%    14.46%    16.47%    18.48%
    18            10.38%    13.51%    16.63%    18.71%    20.80%    22.88%
    21            13.84%    17.06%    20.28%    22.43%    24.58%    26.73%
    24            16.92%    20.23%    23.54%    25.74%    27.95%    30.15%

  If, as we believe, there is reasonably good economic growth with modest inflation and our companies deliver strong growth, valuations for our companies should be a nadir. Without any price/earnings expansion, portfolio returns would mirror our expected earnings growth of approximately 17-18% in 2000. Certainly, based upon what we have experienced with our companies for the past two years, this may seem ambitious, but we think returns of that magnitude are clearly possible not only for 2000, but for the next 3 years. IN FACT, THE LAST TIME WE HAD RELATIVE VALUATIONS SIMILAR TO THOSE WE EXPERIENCED TODAY WAS BACK IN 1990, AND OUR EQUITY PORTFOLIOS MORE THAN DOUBLED IN THE ENSUING 3-YEAR PERIOD OF 1991-1993.

  While many people have turned very cautious - if not negative - on the value investing philosophy we employ, we have never been more optimistic about the companies we own in your portfolio, nor the prospects for them over the next 12-36 months. This is not a time, in our opinion, to be looking at indexes that have performed so admirably over the last several years, or to play the game of momentum investing, wherein a handful of extremely expensive stocks provide all of the gain. It is certainly not the time to chase performance in large-cap and technology mutual funds or get caught up in the short-term phenomena of what the Federal Reserve will do with rates in the next quarter. The long-term opportunity in your portfolio is simply too important to ignore. Based upon the fact that 31 (75%) of the companies in your portfolio have major share buybacks underway, managements must agree as well. We truly believe we are at a watershed period, when value investing, which has performed extremely well over any long-term time horizon, will again give independently thinking investors the best absolute and relative rates of return for the next several years.

  It has been a difficult time for value investors such as ourselves, but we think the stage is set for an especially rewarding investment period in the years ahead, and we fully expect to participate.

  As always, we thank you for your continuing confidence in Fiduciary Capital Growth Fund, Inc. and our investment style, and wish you all the best in the year 2000 and beyond.

Sincerely,

  /s/ Ted D. Kellner      /s/ Donald S. Wilson       /s/ Patrick J. English

  Ted D. Kellner, C.F.A   Donald S. Wilson, C.F.A    Patrick J. English, C.F.A.
  President               Vice President             Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

Fiduciary Capital Growth Fund, Inc.
STATEMENT OF NET ASSETS
December 31, 1999 (Unaudited)

                                                                     QUOTED
                                                                     MARKET
  SHARES                                                          VALUE (B)<F2>
  ------                                                          -------------

LONG-TERM INVESTMENTS -- 100.1% (A)<F1>
COMMON STOCKS -- 96.0% (A)<F1>

          BANKS/SAVINGS & LOANS -- 1.1%
 13,000   Associated Banc-Corp.                                    $   445,250

          CHEMICAL/SPECIALTY MATERIALS -- 7.6%
 47,000   Cambrex Corp.                                              1,618,562
 21,700   Minerals Technologies Inc.                                   869,356
 21,000   Sigma-Aldrich Corp.                                          631,313
                                                                   -----------
                                                                     3,119,231

          DISTRIBUTION -- 7.2%
 74,000   Arrow Electronics, Inc.                                    1,877,750
 74,000   Pioneer-Standard
            Electronics, Inc.                                        1,068,375
                                                                   -----------
                                                                     2,946,125

          ELECTRONICS -- 1.2%
 15,500   Methode Electronics, Inc.                                    497,936

          HEALTH INDUSTRIES -- 19.4%
133,000   Covance Inc.                                               1,438,062
 68,000   Dentsply International Inc.                                1,606,500
 27,000   Haemonetics Corp.                                            642,938
 45,000   IDEXX Laboratories, Inc.                                     725,625
 38,500   National Data Corp.                                        1,306,594
 55,700   STERIS Corp.                                                 574,406
 65,000   Sybron International Corp.                                 1,604,688
                                                                   -----------
                                                                     7,898,813

          INDUSTRIAL SERVICES -- 7.4%
 64,000   Casella Waste System, Inc.                                 1,208,000
125,000   Republic Services, Inc.                                    1,796,875
                                                                   -----------
                                                                     3,004,875

          INSURANCE -- 7.6%
 43,350   Delphi Financial Group, Inc.                               1,300,500
 15,500   Financial Security Assurance
            Holdings Ltd.                                              807,938
 74,000   Old Republic
            International Corp.                                      1,008,250
                                                                   -----------
                                                                     3,116,688

MISCELLANEOUS-BUSINESS SERVICES -- 15.7%
 37,000   G & K Services, Inc.                                       1,197,875
 37,000   Keane, Inc.                                                1,174,750
104,200   Modis Professional
            Services, Inc.                                           1,484,850
 40,000   Morrison Management
            Specialists, Inc.                                          862,500
 60,600   NFO Worldwide, Inc.                                        1,355,925
 24,600   Romac International, Inc.                                    330,562
                                                                   -----------
                                                                     6,406,462

          MISCELLANEOUS-TECHNOLOGY
            MANUFACTURING -- 4.1%
 35,100   Bell & Howell Co.                                          1,116,619
 67,600   Paxar Corp.                                                  570,375
                                                                   -----------
                                                                     1,686,994

          PAPER/PACKAGING -- 3.9%
 48,000   AptarGroup, Inc.                                           1,206,000
 31,000   Wausau-Mosinee Paper Corp.                                   362,313
                                                                   -----------
                                                                     1,568,313

          PRINTING/PUBLISHING/FORMS -- 1.6%
 39,000   Wallace Computer
            Services, Inc.                                             648,375

          PRODUCER MANUFACTURING -- 2.8%
 55,500   Regal-Beloit Corp.                                         1,144,687

          RETAIL TRADE -- 7.3%
119,000   Casey's General Stores, Inc.                               1,242,063
 57,000   Consolidated Stores Corp.                                    926,250
 46,500   Family Dollar Stores, Inc.                                   758,531
 10,000   Stein Mart, Inc.                                              56,875
                                                                   -----------
                                                                     2,983,719

          SOFTWARE/SERVICES -- 9.1%
 29,000   NOVA Corp./Georgia                                           915,313
 19,000   Reynolds & Reynolds Co.                                      427,500
 16,000   Sterling Commerce, Inc.                                      545,000
 77,500   SunGard Data Systems Inc.                                  1,840,625
                                                                   -----------
                                                                     3,728,438
                                                                   -----------

              Total common stocks                                   39,195,906

REITS -- 4.1%(A)<F1>
 86,400   Prologis Trust                                             1,663,200
                                                                   -----------
              Total long-term
                investments                                         40,859,106

SHORT-TERM INVESTMENTS -- 0.0% (A)<F1>

          VARIABLE RATE DEMAND NOTE 0.0%
$14,830   Wisconsin Corporate Central
            Credit Union                                           $    14,830
                                                                   -----------
              Total investments                                     40,873,936

          Liabilities, less cash and
            receivables (0.1%) (A)<F1>                                 (54,221)
                                                                   -----------
              NET ASSETS                                           $40,819,715
                                                                   -----------
                                                                   -----------

          Net Asset Value Per Share
            ($0.01 par value 10,000,000
            shares authorized), offering
            and redemption price
            ($40,819,715 / 2,416,548
            shares outstanding)                                    $     16.89
                                                                   -----------
                                                                   -----------

(a)<F1>   Percentages for the various classifications relate to net assets.
(b)<F2> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at cost which approximates quoted market value.

                      FIDUCIARY CAPITAL GROWTH FUND, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                                 TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                           FIRSTAR BANK MILWAUKEE, NA
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Fiduciary Capital Growth Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.